Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Transitional Annual Report on Form 10-KT of Galaxy Next Generation, Inc. (the "Company") for the year ending June 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary D. LeCroy, Chief Executive Officer, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2018

/s/ Gary D. LeCroy

Gary D. LeCroy

Chief Executive Officer